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                                                                    EXHIBIT 10.7

                               SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 29th day of August, 2003 by and among LIFE TIME FITNESS, Inc., a Minnesota corporation ("Borrower"), Antares Capital Corporation, a Delaware corporation ("Antares"), in its capacity as Agent for the Lenders party to the Credit Agreement described below and as a Lender, JP Morgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999 ("Chase"), as a Lender, Mariner CDO 2002, Ltd. ("Mariner") as a Lender, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. a Delaware corporation, ("Merrill"), as a Lender and as Syndication Agent, and M&I Marshall & Illsley Bank, a Wisconsin state bank ("M&I Bank"), as a Lender.

                                   WITNESSETH:

         WHEREAS, Borrower, Antares, Chase, Mariner, Merrill and M&I Bank are all of the parties to a certain Second Amended and Restated Credit Agreement dated as of July 19, 2001, as amended (the "Credit Agreement"); and

         WHEREAS, Borrower has requested that (i) the credit facilities under the Credit Agreement be increased to up to $55,000,000, and (ii) the Revolving Termination Date be extended to June 30, 2005, and, subject to the terms and conditions of this Amendment, Antares, Chase, Mariner, Merrill and M&I Bank are agreeable to such request;

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions set forth below, on the Second Amendment Effective Date the Credit Agreement shall be amended as follows:

                  (A) Section 4.16 shall be amended and restated in its entirety as follows:

                           4.16 Rent Reserve. The Borrower shall establish and maintain fully funded the Rent Reserve with respect to all of the real Property of the TIAA Subsidiaries subject to the TIAA Facilities and at each time that any real Property of the Borrower or any of its Subsidiaries becomes subject to financing provided by TIAA the Borrower shall cause the Rent Reserve to be increased by an amount determined in accordance with the definition of Rent Reserve.

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                  (B)      Clause (B) of Section 5.2(i) shall be amended and
         restated in its entirety as follows:

                           (B) the Rent Reserve shall be concurrently increased by an amount determined in accordance with the definition of the term Rent Reserve.

                  (C) The definitions of Aggregate Revolving Loan Commitment, Rent Reserve, Required Lenders and Revolving Termination Date shall be amended and restated in their respective entireties as follows:

                           "Aggregate Revolving Loan Commitment" means the
                  combined Revolving Loan Commitments of the Lenders, which shall be in the amount of $25,000,000 prior to the Second Amendment Effective Date and in the amount of $40,000,000 on and after the Second Amendment Effective Date, as such amount may be reduced from time to time pursuant to this Agreement.

                           "Rent Reserve" means a reserve account with the
                  Agent, held as additional Collateral securing the Obligations pursuant to the Rent Reserve Account Agreement, and funded with an amount equal to

                                    (a)      at all times when the Total
                           Leverage Ratio is 3.5 to 1.0 or greater, an amount equal to five (5) months' of the required payments of principal and interest and impositions applicable to all outstanding TIAA Facilities, which amount shall be subject to increase (or decrease) from time to time upon increase (or decrease) of the TIAA Facilities; and

                                    (b)      if the Total Leverage Ratio
                           (determined taking into account the reduced amount of the Rent Reserve pursuant to this clause (b)) is less than 3.5 to 1.0, an amount equal to four (4) months' of the required payments of principal and interest and impositions applicable to all outstanding TIAA Facilities, which amount shall be subject to increase (or decrease) from time to time upon increase (or decrease) of the TIAA Facilities.

                           "Required Lenders" means at any time (a) Lenders then
                  holding at least sixty percent (60%) of the sum of the Aggregate Revolving Loan Commitment then in effect plus that aggregate outstanding principal balance of the Term Loans, or
                  (b) if the Revolving Loan Commitments have been terminated, Lenders then having at least sixty percent (60%) of the aggregate unpaid principal amount of Loans then outstanding.

                           "Revolving Termination Date" means the earlier to
                  occur of (a) June 30, 2005, and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement.

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                  (D)      The following new definitions shall be added in their
         proper alphabetical places:

                           "Second Amendment" means that certain Second
                  Amendment to Second Amended and Restated Credit Agreement dated as of August 29, 2003 by and among Borrower, Agent and the Lenders.

                           "Second Amendment Effective Date" means the date upon
                  which (a) the Second Amendment is executed by each of Borrower, Antares, Chase, Mariner, Merrill and M&I Bank, and
                  (b) each of the conditions set forth in Section 4 of the Second Amendment has been satisfied.

                  (C) Schedule 1.1 shall be amended and restated in its entirety in the form attached to this Amendment and Exhibit A.

         3. REAFFIRMATION AND CONFIRMATION OF SECURITY INTEREST. The Borrower hereby confirms to Antares and the Lenders that the Borrower has granted to the Agent, for the benefit of the Agent and the Lenders, a security interest in or lien upon substantially all of the property of the Borrower, including, without limitation, the Collateral, to secure the Obligations of the Borrower to the Agent and the Lenders. The Borrower hereby reaffirms its grant of such security interest and lien to the Agent for such purpose in all respects and confirms that the additional Loans contemplated by this Amendment shall be Obligations secured thereby.

         4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective and the Second Amendment Effective Date and the other matters contemplated hereby shall each occur upon completion of each of the following conditions to the reasonable satisfaction of Antares, Merrill and M&I Bank:

                  (a) Execution and Delivery of This Amendment and M&I Revolving Note. This Amendment shall each have been duly executed by the Borrower, the Agent and each of the Lenders, and the Borrower shall have executed and delivered to M&I Bank a Revolving Note in form satisfactory to M&I Bank, reflecting the Revolving Loan Commitment of such Lender as increased by this Amendment.

                  (b) Secretary's Certificates; Resolutions; Incumbency. The Borrower shall have delivered to Agent and the Lenders a certificate of the Secretary or Assistant Secretary of the Borrower certifying:

                           (i) the names, offices and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment and the Revolving Note referred to in clause (a) preceding (the "M&I Revolving Notes") and any other instrument, document or agreement to be executed or delivered by the Borrower hereunder; and

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                           (ii)     copies of resolutions of the board of
                  directors of the Borrower approving and authorizing the Borrower's incurring of additional indebtedness under the Credit Agreement as amended by this Amendment and the execution, delivery and performance by the Borrower of this Amendment and the M&I Revolving Note and each other instrument, document or agreement to be executed or delivered by the Borrower hereunder.

                  (c) Payment of Fees. The Borrower shall have paid to Agent, for distribution to the Lenders in accordance with their agreement with respect thereto, any closing fee required by such agreement.

                  (d) Legal Opinions and Other Documents. The Borrower shall have delivered such opinions of counsel, and other instruments, documents and agreements of the Borrower, as Antares, Merrill or M&I Bank may reasonably request in connection with the transactions contemplated by this Amendment.

                  (e) No Defaults. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or could be reasonably expected to arise by reason of the transactions contemplated hereby.

         5. REPRESENTATIONS AND WARRANTIES; COVENANT. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and each of the M&I Revolving Note have been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment, and the M&I Revolving Note have each been duly executed and delivered by Borrower, and (b) each of the representations and warranties set forth in Article 3 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7. REFERENCES. From and after the Second Amendment Effective Date, any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

         8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this

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Amendment shall be effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

         9. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         11. CAPTIONS. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

         12. GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Balance of page intentionally left blank; signature page follows.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Second Amended and Restated Credit Agreement be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                    LIFE TIME FITNESS, INC.


                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                    ANTARES CAPITAL CORPORATION
                                    as Agent and Lender

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                    JP MORGAN CHASE BANK, not individually but solely as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                    MARINER CDO 2002, LTD.

                                    By: ____________________________________
                                    Name: __________________________________

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                                    MERRILL LYNCH CAPITAL, a Division of Merrill
                                    Lynch Business Financial Services Inc.

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

                                    M&I MARSHALL & ILLSLEY BANK

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: _________________________________

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                                    EXHIBIT A

                                 SCHEDULE 1.1(a)

                           Revolving Loan Commitments

Antares Capital Corporation                                  $12,500,000

Merrill Lynch Capital                                        $12,500,000

M&I Marshall & Illsley Bank                                  $15,000,000